UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 15, 2016

YaSheng Group
(Name of small business issuer as specified in its charter)

California	000-31899	33-0788293
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

805 Veterans Blvd., #228, Redwood City, CA		94063
(Address of principal executive offices		(Zip code)

(650) 363-8345
(Issuer’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXHIBITS

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

The financial statements for the years 2012, 2013, 2014 for Gansu YaSheng Agro-Industrial Commerce Group Co. Ltd., and unaudited financial information for Gansu YaSheng Agro-Industrial Commerce Group Co. Ltd. as of Sept 30, 2015 are attached hereto. Proforma financials are not included, because the transaction described in the 8-K filed January 5, 2016, was a swap transaction and as a result, Yasheng Group swapped out all of its assets and business. Hence, proforma financials would be identical to the actual results reflected in the financial statements filed as an exhibit to this 8-K/A.

EXHIBIT 23.1	Consent of Auditors, Gansu-HongXin Certified Public Accountants Co. Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YASHENG GROUP

Dated: March 15, 2016	By:	/s/ Haiyun Zhuang
Name: Haiyun Zhuang
Title: Chief Financial Officer